                                                                   EXHIBIT 10.14

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


              AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT dated as of May 26, 2000, by and among TA Operating Corporation, a Delaware corporation (the "Company"), TravelCenters of America, Inc., a Delaware corporation ("Holdings"), and Michael
H. Hinderliter (the "Employee").

              WHEREAS, the Company, Holdings and the Employee are parties to an Employment Agreement dated as of January 1, 2000 (the "Employment Agreement"); and

              WHEREAS, in light of the proposed merger between Holdings and TCA Acquisition Corporation and to ensure the success of such transaction, the parties to the Employment Agreement desire to modify such Employment Agreement as hereinafter set forth.

              NOW, THEREFORE, in consideration of the parties' mutual desire to modify the Employment Agreement and the mutual covenants herein contained, the parties agree as follows effective May 26, 2000:

              1. Section 3.2 of the Employment Agreement shall be amended by the addition of the following at the end thereof:

              "Notwithstanding any provision of this Section 3.2 to the contrary, the Employee shall be deemed to have fully satisfied his individual MBO target for the Fiscal Year ending December 31, 2000, if a Change of Control shall occur on or before December 31, 2000."

              2. Section 9 to the Employment Agreement shall be deleted in its entirety, and the following Section 9 shall be substituted therefor:

              "9.    Senior Management Incentive Program.  The Employee shall be a participant in the Company's Senior Management Incentive Program. Under the Program, the Employee may become entitled to an Incentive Bonus as hereinafter described:

                     9.1 Incentive Bonus. In the event of a Change of Control on or before December 31, 2000, the Employee shall receive as an Incentive Bonus a single sum cash payment at the closing of the Change of Control transaction in an amount equal to twice the sum of one year's Base Salary at the annual rate in effect on the date of the Change of Control plus the Employee's Target Bonus for the Fiscal Year ending December 31, 2000; provided, however, that upon the occurrence of a Change of Control, the Employee shall have no right to an Incentive Bonus for any subsequent Change of Control transaction."

              3. The remaining terms and provisions of the Employment Agreement shall not be modified hereby and shall remain in full force and effect.

              IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Employment Agreement as of the date first above written.

                                     TRAVELCENTERS OF AMERICA, INC.

                                     ("Holdings")

                                     By: /s/ Rolf H. Towe
                                        --------------------------------------

                                     Name: Rolf H. Towe
                                          ------------------------------------

                                     Title: Chairman, Compensation Committee
                                            of the Board
                                           -----------------------------------

                                     TA OPERATING CORPORATION

                                     ("Company")

                                     By: /s/ Rolf H. Towe
                                        --------------------------------------

                                     Name: Rolf H. Towe
                                          ------------------------------------

                                     Title: Chairman, Compensation Committee
                                            of the Board
                                           -----------------------------------


                                           /s/ Michael H. Hinderliter
                                           -----------------------------------


                                                    Michael H. Hinderliter

                                                    ("Employee")

                                       3